June 26, 2002

Mr. Pelham Smith
4123 Southwestern Blvd.
Dallas, Texas 75225

Dear Pelham:

This letter shall confirm the following amendments to the letter agreement (the "Letter Agreement") dated as of March 27, 2002 between HydroChem Industrial Services, Inc. and you:

         1. All references in the Letter Agreement to the date of June 30, 2002 shall be changed to September 30, 2002.

         2. The reference in the third sub paragraph of the Letter Agreement to the date of June 30, 2003 shall be changed to September 30, 2003.


If the foregoing is satisfactory, please sign this letter below and return to me. A duplicate original is enclosed for your records.


                                                          Sincerely,

                                                          /s/ B. Tom Carter, Jr.
                                                          ----------------------
                                                              B. Tom Carter, Jr.
                                                              Chairman and Chief
                                                              Executive Officer

AGREED AND ACCEPTED


/s/ Pelham Smith
----------------
Pelham Smith
June 28, 2002